GLVEY-SUMSUP-1

Summary Prospectus Supplement dated February 1, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y and R5 shares of the Fund listed below:

Invesco Global Low Volatility Equity Yield Fund

Andrew Waisburd will no longer serve as Portfolio Manager to Invesco Global Low Volatility Equity Yield Fund. All references to Mr. Waisburd in the prospectuses are hereby removed as of the date set forth above.

GLVEY-SUMSUP-1